
AUTHENTIC ITALIAN
MAMAMANCINI'S™
An Original Family Recipe

Marcum 2015 Recipe for Growing a Mega Brand

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, and other risks identified in the Company's 10-K for the fiscal year ended January 31, 2015 and other filings made by the Company with the Securities and Exchange Commission.

At-A-Glance

Company:	MamaMancini's
OTCQB:	MMMB
Stock Price (5/20/15):	$1.00
Market Cap:	$26.05M
Shares Outstanding:	25.8M
Float:	13.1M
Insider Ownership:	Approximately 52%

About MamaMancini's

- All natural product that supports growing trend for healthy and fresher food products
- Large retail distribution channels
- Significant growth opportunities
- Experienced management team




110 CALORIES PER SERVING
96% FAT FREE
MAMAMANCINI'S
An Original Family Recipe
Slow Cooked "Italian Style Sauce" and
8 Turkey Meatballs
GLUTEN FREE
ALL NATURAL
MEATBALLS
INSPECTED BY US
Heat and Serve for An Easy Meal
NET WT. 22.0 OZ. (1.37 LBS) · FULLY COOKED · KEEP FROZEN

Key Product Attributes

- All natural products
  - No artificial ingredients
  - Gluten-free
  - Antibiotic-free
- Wide variety of product offerings
  - Meatballs and Sauce
  - Pasta Dinners
  - Slow cooked Italian sauces
  - Fresh and frozen offerings
- Convenient preparation
- Value pricing


110 CALORIES PER SERVING
96% FAT FREE
MAMAMANCINI'S
An Original Family Recipe
Slow Cooked "Italian Style Sauce" and
8 Turkey Meatballs
GLUTEN FREE
ALL NATURAL
MEATBALLS
Heat and Serve for An Easy Meal
NET WT. 22.0 OZ. (1.37 LBS) • FULLY COOKED • KEEP FROZEN

All Natural Ingredients



MAMAMANCINI'S BEEF MEATBALL INGREDIENTS:

Ground Beef, Breadcrumbs (unbleached wheat flour, sugar, yeast salt), Pecorino Romano Cheese (pasteurized sheep's milk, cheese, culture, enzymes), Whole Eggs, Onion, Parsley, Salt, Pepper

Contains: Wheat, Milk, & Egg Ingredients

MAMAMANCINI'S SAUCE INGREDIENTS:

Italian Plum Tomatoes, Onion, Olive Oil, Garlic, Bay Leaves, Salt, Pepper

COMPETITOR BEEF MEATBALL INGREDIENTS:

Beef, Water, Textured Soy Protein Concentrate (Soy Protein Concentrate, Caramel Coloring), Eggs, Contains less than 2% of the Following: Romano Cheese (Sheep's Milk, Rennet, Salt), Dehydrated Onion, Pepper, Garlic Powder, Parsley, Spices, Flavorings, Corn Syrup Solids, Bread Crumbs (Enriched Flour [Containing: Wheat, Flour, Niacin, Reduced Iron, Thiamine Mononitrate, Riboflavin and Folic Acid], Corn Syrup, Sugar, Vegetable Shortening [One or more of the Following: Hydrogenated Soybean and/or Cottonseed Oil], Salt, Yeast, Whey, Soy Flour, Dough Conditioner [Sodium Stearoyl, 2 Lactylate], Calcium Propionate), Soy Protein Concentrate, Salt, Sodium Tripolyphosphate

Competitor Comparison

Brand /Type	Soy Protein	Soy Flour Concentrate	Sodium Phosphate	Hydrogenated Oils	Fat per Serving	Sodium per Serving	Calories per oz
Farm Rich (Turkey Meatballs)	YES	NO	NO	NO	9g (3.1oz)	440mg (3.1oz)	48
Armour (Pork, Beef, Chicken Meatballs)	YES	YES	YES	NO	22g (3.0oz)	640mg (3.0oz)	77
Cooked Perfect (Beef & Pork Meatballs)	YES	YES	YES	NO	19g (3.0oz)	630mg (3.0oz)	80
Rosina (Beef Meatballs)	YES	YES	YES	NO	19g (3.0oz)	640mg (3.0oz)	80
Mama Lucia (Turkey Meatballs)	YES	YES	YES	YES	12g (3.2oz)	740mg (3.2oz)	63
MamaMancini's (Turkey Meatballs)	NO	NO	NO	NO	6g (5.0oz)	470mg (5.0oz)	22

Related Third-Party Manufacturing

- USDA inspected facility located in East Rutherford, NJ
  - SQF Level 2 Certified HAACP Approved
  - Frozen plant w/ flash freezing technology
  - Three production lines
  - Exceptional customer service
- New automated systems recently installed
- Gross margin expansion opportunity
  - Current GPM: 29%
  - Goal GPM: 39%




MamaMancini's
MamaMancini's
16 Beef Meatballs
16 Beef Meatballs
ALL NATURAL
2.75 lbs of Sauce and Meatballs
Twin Pack - Heat and Serve - Just Add Pasta for an Easy Meal!

Growth Strategy

- Build brand awareness
  - Increase marketing and advertising
  - QVC
  - Meatball Obsession
- Introduce new products
  - Active retail locations stock 3.36 MamaMancini's SKUs
- Expand within the retailer into the prepared and fresh deli department
  - Fresh Deli is one of fastest growing areas for grocery chains
- Expand retail locations
- Expand into food service industry

Brand Awareness

Increase Brand Awareness → **Higher Sales**

Brand Awareness



Current: 15%

Goal: 60%

Market Survey

91% intends to repurchase MamaMancini's again


2%
7%
23%
68%
Definitely will buy again
Likely to buy again
Not sure
Likely not buy again

Vera Quest Independent Market Survey
* December 2014
* Total sample
* Sample size of users under 200

Building Brand Awareness

- TV / Radio
  - Satellite and Traditional Radio
  - News and Food Channels
  - QVC
- Social Media
  - SEO Optimization, Twitter, Pinterest
  - Facebook, Twitter, Pinterest, YouTube
  - Brand Ambassadors & Affiliated Marketers
  - Bloggers
  - Sweepstakes
- Billboards
- Consumer PR
- Targeted Coupons


MamaMancini's


MamaMancini's
An Original Family Recipe
THE MEATBALL LOVER'S MEATBALL (and sauce too!)

Meatball Obsession

- Fast Service Kiosks
  - Low build-out cost
  - Minimal labor and training
  - No waste
  - Delicious product
- MamaMancini's is an exclusive supplier
- MamaMancini's is a minority owner
- Kiosk Growth Opportunities
  - Airports, Universities, Stadiums, Workplace, Street Fairs, Hospitals, Food Trucks
  - Stand alone units
  - 7 locations in Q1 2015
  - Goal is 200 units in 30 months
  - Potential national chain of 1000 units


MEATBALL
OBSESSION

New Product Introductions

2010 → 2011 → 2014 → Future

2010


ALL NATURAL
MAMAMANCINI'S
An Original Family Recipe
Slow Cooked Italian Sauce and
8 Beef Meatballs
Heat and Serve · Just add Pasta for an Easy Meal

2011


MAMAMANCINI'S
8 Beef Meatballs
MAMAMANCINI'S
8 Turkey Meatballs
MAMAMANCINI'S
8 Chicken Meatballs
MAMAMANCINI'S
8 Pork Meatballs

2014


Mac n' Mamas

Future

Limitless!

Product Placement

Fresh Deli



Fresh Hot Bar



Fresh Sandwich



Fresh Packaged Meal



Frozen Prepared Meals


MamaMancini's
Fusilli Pasta and
Slow Cooked Italian Style
Bolognese Sauce

Fresh Pasta



Retail Distribution

Publix
Kroger
GIANT EAGLE
A&P
COSTCO WHOLESALE
Walmart
BI-LO
WHOLE FOODS MARKET
Harris Teeter Your Neighborhood Food Market
ingles
Albertsons
King Kullen
Price Chopper
shaw's
MDI
SHOPRITE
SAVE MART SUPERMARKETS
the chefs WAREHOUSE
THE FRESH MARKET
Jewel
Winn Dixie

Expand Retail Distribution

Retailer	Total # of Locations	MMMB Penetration	Opportunity
Wal-Mart	4,000	1100	2,900
Kroger	2,500	550	1,950
Albertson's	1,525	0	1,525
Super Value	2,000	600	1,400
Safeway	1,500	0	1,500
Hannaford	1,600	0	1,600
AWG	2,000	600	1,400
Costco	570	190	380
Sam's Club	640	0	640
Target	2,000	0	2,000
Trader Joe's	360	0	360
Nash-Finch	2,000	500	1,500
BJ's	200	200	0
Whole Foods	374	150	224
Others	10,731	6,960	3,771
TOTAL	32,000	10,850	21,150

2015 Expansion

Retailer	# of Locations	Region
Harris Teeter	212	Subsidiary of Kroger
Fresh Market	150	Nationwide
Lowes Markets	97	Southeast
Giant Eagle	417	PA / OH / WV
Whole Foods	25	Pacific Northwest
United Grocers	66	TX
BJ's Wholesale	200	Nationwide
Thriftway / Red Apple	64	WA / OR
Harvest Foods	40	OR / ID / MT / WA
Weis Supermarkets	160	NYC / PA / MD
AWG Retail Stores	53	MO / NE
A&P / Food Emporium	284	Northeast
Sysco	200	NC / SC
QVC	n/a	Nationwide

Develop Food Service

- MamaMancini's currently has low distribution in the food service industry
- Opportunity to grow the food service industry sector to surpass MamaMancini's national distribution to supermarkets

BOSTON COLLEGE

Kettle Program with Sysco

- Launched Kettle Program with Sysco to boost sales of bulk-pack meatballs and increase brand awareness
- 400 customers have committed to the program
- Targeting food service distributors, supermarkets, take-out meal programs, kiosks at high volume public locations and mass market retailers


MAMANCINI'S
Slow Cooked Italian Style Sauce and
Beef Meatballs

Revenue Growth


$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$3.7 M
$4.6 M
$8.7 M
$12.3M
Year 2011
Year 2012
Year 2013
Year 2014

Financial Highlights

- Revenue for the year ended January 31, 2015 was $12.3M, an increase of 41% from $8.7M for the year ended December 31, 2013
- MamaMancini's has sold into 35,800 retail and grocery locations as of January 31, 2015 as compared to 22,600 at December 31, 2013
- Expect to be in 11,100 distribution locations at the end of April 30, 2015
- Secured $3.1M credit facility in September 2014 to increase production of inventory and finance accounts receivable
- Secured $2M senior financing with Manatuck Hill Partners in December 2014

Investment Highlights

- Solid double digit revenue growth highlights a potential undervalued opportunity; Revenues up 41% y-o-y
- Increased brand awareness leading to growing sales
- New and innovative products
- Total retail locations of 11,100; Goal is 32,000+
- Increased presence at Big Box retailers such as Costco
- Total of 35,800 shelf placements; Goal is 300,000
- QVC opportunity
- Kettle Program
- Recent Kraft acquisition confirms food companies willing to pay premium for growth

Management Team

Carl Wolf, Chairman and Chief Executive Officer

- 35 years of experience in the management and operations of companies in the food industry
- Founder and Chairman and CEO of Alpine Lace Brands, Inc.
- Founded, managed, and sold MCT Dairies, Inc.
- Former Co-chairman of Saratoga Beverage Company (formerly NASDAQ: TOGA)
- Served as advisor to Mamma Sez Biscotti, a snack and bakery product company from 2002 to 2004
- Served as Director of American Home Food Products, Inc.
- Former Chairman of the Board of Media Bay
- B.A. from Rutgers University and MBA from the University of Pittsburgh

Matthew Brown, President and Chief Operating Officer

- Over 19 years of experience in the sales and marketing of products in the food industry
- Former President of Hors D'oeuvres Unlimited
- Previously worked as a marketing associate at Kraft Foods, Inc.
- B.A. from the University of Michigan and MBA from the University of Illinois

Lewis Ochs, Chief Financial Officer

- Over 40 years of financial and accounting experience
- Also serves as the CFO of JEFE
- Former owner of Captive Plastics, Inc.,
- B.S. in Accounting from the University of Akron

Thank You

Contacts:

Carl Wolf

Chairman and CEO

carl@mamamancinis.com

Investors:

Phil Carlson / Tram Bui

KCSA Strategic Communications

MMMB@kcsa.com